Victory Portfolios

Victory INCORE Investment Grade Convertible Fund

Supplement dated May 8, 2023,

to the Summary Prospectus dated November 1, 2022 ("Prospectus")

1.Effective September 1, 2023 (the "Effective Date"), the Victory INCORE Investment Grade Convertible Fund (the "Fund") will change its name and become known as the Victory Investment Grade Convertible Fund. All references to the Fund throughout the Prospectus will then be referred to as the Victory Investment Grade Convertible Fund.

2.There will be no change to the investment personnel; and on the Effective Date, the Fund will continue to be managed by James J. Kaesberg and Mark Vucenovic, who will become members of the Victory Income Investors investment franchise. Therefore, the following will replace the Investment Adviser subsection under the section titled "Management of the Fund" found on page 6 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Income Investors investment franchise.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.